                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            W HOLDING COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                         (W HOLDING COMPANY, INC. LOGO)
                               W HOLDING COMPANY
                            19 WEST MCKINLEY STREET
                          MAYAGUEZ, PUERTO RICO 00680
                                 (787) 834-8000

                                                                  April 11, 2001

To the Stockholders of
W Holding Company, Inc.:

     You are cordially invited to attend the annual meeting of the stockholders of W Holding Company, Inc. to be held on May 8, 2001 at the Best Western Mayaguez Resort & Casino, Road 104, Km. 0.3, Mayaguez, Puerto Rico. The meeting will begin at 1:30 p.m.

     At the annual meeting, you will be asked to elect one director, ratify the appointment of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2001 and transact any other business that may properly come before the meeting.

     Our Board of Directors unanimously recommends that you vote FOR the election of the Board's nominee as director and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2001. You are encouraged to read the accompanying Proxy Statement, which provides information about our company and the matters to be voted on at the annual meeting. Also enclosed is our 2000 Annual Report to stockholders.

     It is important that your shares be represented at the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                           Sincerely,

                                           /s/ Frank C. Stipes

                                           Frank C. Stipes, Esq.
                                           Chief Executive Officer, President
                                           and Chairman of the Board

                            W HOLDING COMPANY, INC.
                            19 WEST MCKINLEY STREET
                          MAYAGUEZ, PUERTO RICO 00680
                                 (787) 834-8000
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 8, 2001
                             ---------------------

To the Stockholders of
W Holding Company, Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of W Holding Company, Inc. (the "Company") will be held at the Best Western Mayaguez Resort & Casino, Road 104, Km. 0.3, Mayaguez, Puerto Rico on May 8, 2001, at 1:30 p.m., local time, for the following purposes:

          1. Election of Directors. To elect one member of the Company's Board of Directors;

          2. Ratification of Appointment of Auditors. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2001; and

          3. Other Business. To transact any other business that may properly come before the annual meeting or any adjournments of the meeting.

     Stockholders of record at the close of business on April 6, 2001, are entitled to notice of and to vote at the annual meeting and at any adjournment of the meeting. Stockholders who do not plan to attend the annual meeting in person are urged to complete, sign, date and return the enclosed proxy card to the Company's address listed above.

                                          By Order of the Board of Directors

                                          /s/ CESAR A. RUIZ
                                          Cesar A. Ruiz
                                          Secretary

Mayaguez, Puerto Rico
April 11, 2001

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO THE COMPANY'S ADDRESS LISTED ABOVE IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            W HOLDING COMPANY, INC.
                            19 WEST MCKINLEY STREET
                          MAYAGUEZ, PUERTO RICO 00680
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 8, 2001
                             ---------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement and accompanying proxy card are being sent to the stockholders of W Holding Company, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the annual meeting of the stockholders. The annual meeting will be held at the Best Western Mayaguez Resort & Casino, Road 104, Km. 0.3, Mayaguez, Puerto Rico, on May 8, 2001 at 1:30 p.m., local time, and at any adjournment of the meeting. This proxy statement, together with the enclosed proxy card, is being mailed to stockholders on or about April 11, 2001.

     The annual meeting has been called to elect a director, ratify the appointment of Deloitte & Touche LLP as our independent auditors for the year ending December 31, 2001 and transact any other business that may properly come before the meeting.

     If you vote using the enclosed proxy card and return it to us in time to be voted at the annual meeting, your shares will be voted in accordance with the instructions marked on the proxy card by Frank C. Stipes and Freddy Maldonado or either of them with full power of substitution. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE ELECTION OF THE BOARD'S NOMINEE AS DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001. Our board of directors does not know of any other matters that are to come before the annual meeting other than procedural matters related to the conduct of the annual meeting. If any other matters properly come before the annual meeting, the persons named in the proxy card will vote the shares represented by your proxy on those other matters in accordance with the best judgment of the persons appointed as proxy.

     Any stockholder giving a proxy has the power to revoke it any time before it is exercised by (1) filing written notice of revocation with Cesar A. Ruiz, Secretary, W Holding Company, Inc., P.O. Box 1180, Mayaguez, Puerto Rico 00687,
(2) submitting a duly executed proxy bearing a later date, or (3) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. The proxies solicited by this Proxy Statement may only be exercised at the annual meeting and any adjournment of the meeting.

     The securities which can be voted at the annual meeting consist of shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter presented. The close of business on April 6, 2001 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of and to vote at the annual meeting. The number of shares of Common Stock issued and outstanding on April 6, 2001, was 41,501,700, all of which are entitled to vote at the annual meeting. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Stockholders' votes will be tabulated by the Bank of New York, appointed by the Board of Directors to act as inspector of election of the annual meeting. Unless otherwise required by law or the Company's Certificate of Incorporation or Bylaws, any matter put to a stockholder vote will be decided on by the affirmative vote of a majority of the votes cast (either in person or represented by proxy) on the matter, except that the director will be elected by a plurality of the votes cast (either in person or represented by proxy) at the annual meeting.

     Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will be counted in determining the number of votes cast in connection with any matter presented at the annual meeting.

     A copy of the Annual Report to stockholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. W HOLDING COMPANY, INC. HAS FILED AN ANNUAL REPORT ON FORM 10-K FOR ITS 2000 FISCAL YEAR WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). STOCKHOLDERS MAY OBTAIN A COPY OF THE FORM 10-K, FREE OF CHARGE, BY WRITING TO FREDDY MALDONADO, W HOLDING COMPANY, INC., P.O. BOX 1180, MAYAGUEZ, PUERTO RICO 00687.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide for an odd number of directors with a minimum of five and a maximum of nine members as established by resolution of the Board of Directors. The directors are divided into three classes, and the members of each class are to be elected for a term of three years or until their successors are elected and qualified. One class of directors is to be elected annually. Currently, there are five directors.

     Mr. Dominguez has been nominated to the class of directors with a term expiring at the 2004 annual meeting.

     It is the intention of the persons named in the accompanying proxy to vote for the election of Mr. Dominguez. If he is unable to serve, it is intended that the shares represented by any proxies received will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why Mr. Dominguez might be unable to continue to serve.

INFORMATION AS TO NOMINEES AND OTHER DIRECTORS

     The following table sets forth certain information about the nominee for election as director and the current directors of the Company whose offices continue beyond the annual meeting. Each of the directors has been a director of the Company since its formation in 1999 as the financial holding company of Westernbank Puerto Rico, the Company's wholly-owned subsidiary ("Westernbank").

                                                      DIRECTOR OF THE
                                      CURRENT TERM    COMPANY AND/OR        POSITIONS HELD WITH THE
DIRECTOR NOMINEE                AGE    EXPIRATION    WESTERNBANK SINCE    COMPANY AND/OR WESTERNBANK
----------------                ---   ------------   -----------------   -----------------------------
Pedro Dominguez...............  56        2001             1992          Director and First Vice
                                                                         President -- Southern Region

                                                         DIRECTOR OF
                                                         THE COMPANY
                                         EXPIRATION        AND/OR              POSITIONS HELD WITH THE
NAME                               AGE    OF TERM     WESTERNBANK SINCE       COMPANY AND/OR WESTERNBANK
----                               ---   ----------   -----------------   ----------------------------------
Cesar A. Ruiz....................  66       2002            1972          Director
Fredeswinda G. Frontera..........  68       2002            1981          Director
Cornelius Tamboer................  57       2002            1989          Director
Frank C. Stipes, Esq.............  45       2003            1990          Chief Executive Officer, President
                                                                          and Chairman of the Board

BIOGRAPHICAL INFORMATION

     Provided below is a brief description of the principal occupation for at least the past five years of each of the Company's directors. In addition to the descriptions below, each director has been a director of the Company since it was organized in 1999.

     Pedro R. Dominguez has served as a director of Westernbank Puerto Rico since 1992. He is also the First Vice President for the Southern Area.

     Fredeswinda G. Frontera is a retired psychologist who has been a director of Westernbank Puerto Rico since 1981. Ms. Frontera is Mr. Stipes' aunt.

     Cesar A. Ruiz is a retired banker who has been a director of Westernbank Puerto Rico since 1972. In addition, since April 2001, Mr. Ruiz is the Company's Secretary.

     Frank C. Stipes, Esq. has been the Chairman of the Board, Chief Executive Officer and President of Westernbank Puerto Rico since 1992. He served as Executive Vice President from 1988 to 1992 and as General Legal Counsel from 1981 to 1988.

     Cornelius Tamboer is the sole proprietor Industrial Contractor/Prota Construction, S.E. He has been a director of Westernbank Puerto Rico since 1989.

CERTAIN COMMITTEES AND DIRECTOR COMPENSATION

     The Board of Directors of the Company meets once each year; while Westernbank's Board of Directors meets on a monthly basis. In addition, the Board has several committees, including those described below. All of the directors attended at least 75% of the aggregate of the total number of Board meetings held during calendar year 2000, and the total number of meetings held by committees on which he or she served during this year. The fees of the Board of Directors, except for directors who are also officers of the Company or who receive benefits from any retirement plan, amounted to $24,000 each in 2000, payable in monthly installments of $2,000.

     Mr. Cesar A. Ruiz, Director, receives a $560 fee per Board of Directors meeting attended. During 2000, he received Board of Directors fees amounting to $6,720, corresponding to 11 Board of Directors meetings attended.

     In addition to fees for attendance at Board and committee meetings, directors who are not employees of the Company, are eligible for health and insurance benefits.

     The Board has no formal nominating committee. The full Board of Directors performs the functions normally corresponding to such a committee.

     The Executive Committee is authorized to exercise the authority of the Board of Directors in the management of the Company. The members of the Executive Committee are Messrs. Frank C. Stipes, Cesar A. Ruiz, and Cornelius Tamboer. The Executive Committee did not meet during 2000.

     The Investment Committee is responsible for the Company's asset/liability oversight. Through policies designed to manage the flow of funds and the use and pricing of such funds, the Investment Committee supervises the Department's responsibility of maintaining an acceptable interest rate spread, while assuring that the Company complies with all applicable investment and liquidity requirements. The Investment Committee is composed of the entire Board of Directors and the Chief Financial Officer, Mr. Freddy Maldonado. The Investment Committee met 12 times in 2000.

     The Commercial Credit Committee is responsible for the Company's commercial lending policies and procedures. It also approves loans from $250,000 to $1,000,000. Loans in excess of $1,000,000 are reviewed by the full Board of Directors. The members of the Commercial Credit Committee are Directors Messrs. Frank C. Stipes, Cornelius Tamboer and Pedro R. Dominguez, and Westernbank officers Messrs. William Vidal, Ricardo Cortina, Jose E. Rivera, Alfredo Pagan, and Christian Jetter. The Commercial Credit Committee met 12 times in 2000.

     The Compliance Committee oversees federal, as well as, local regulatory compliance for Westernbank and the Company. The members of the Compliance Committee are Mr. Frank C. Stipes, and Westernbank officers Messrs. Ricardo Hernandez, Alfredo Perez, Hector Vazquez, Roberto Caro and Alejandro Rodriguez. The Compliance Committee met twice in 2000.

     The Steering Committee is responsible of overseeing the development of systems infrastructure projects, assignment of human resources and establishment of the projects' budgets. The members of the Steering Committee are Mr. Frank C. Stipes and Westernbank officers Freddy Maldonado, Ricardo Hernandez, Edgar Nicole, Hector Vazquez and Hiram Ruiz. The Steering Committee met 3 times in 2000.

REQUIRED VOTE

     Assuming the presence of a quorum at the annual meeting, the director will be elected by a plurality of the votes cast, either in person or represented by proxy, at the annual meeting. There are no cumulative voting rights in the election of directors.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                       VOTE TO ELECT MR. DOMINGUEZ TO THE
           COMPANY'S BOARD OF DIRECTORS FOR THE TERM SPECIFIED ABOVE

EXECUTIVE OFFICERS OF THE COMPANY

     The following information is supplied with respect to the executive officers of the Company. There are no arrangements or understandings pursuant to which any of these executive officers were selected as an officer. None of the executive officers shown below is related to any other director or executive officer of the Company by blood, marriage or adoption. The following table shows information regarding the executive officers at December 31, 2000.

                                                  OFFICER OF THE
                                   AGE AS OF      COMPANY AND/OR
                                  DECEMBER 31,      WESTERNBANK          POSITIONS HELD WITH THE
NAME                                  2000             SINCE            COMPANY AND/OR WESTERNBANK
----                              ------------   -----------------   --------------------------------
Frank C. Stipes, Esq............       45              1990          Chairman of the Board, Chief
                                                                       Executive Officer and
                                                                       President
Freddy Maldonado................       50              1992          Chief Financial Officer and Vice
                                                                       President of Finance and
                                                                       Investment
Pedro Dominguez.................       56              1992          Director and First Vice
                                                                     President -- Southern Region
Ricardo Hernandez, CPA..........       41              2000          Vice President Controller
Andres Morgado, CPA.............       42              2000          President Trust Division
William Vidal, Esq..............       47              2000          First Vice President North
                                                                     Region

BIOGRAPHICAL INFORMATION

     Provided below is a brief description of the principal occupation for at least the past five years of each of the Company's executive officers other than Mr. Stipes and Mr. Dominguez, whose biographical information is included with that of the directors.

     Freddy Maldonado -- Mr. Maldonado has been the Vice President of Finance and Investment and Chief Financial Officer of the Company since 1999 and of Westernbank Puerto Rico since March 1992. He served as Executive Vice President of Finance and Investment and Chief Financial Officer at Ponce Federal Bank, F.S.B. from 1978 to 1992. Prior to that, Mr. Maldonado served as supervisory senior accountant at KPMG Peat Marwick LLP.

     Ricardo Hernandez, CPA -- Mr. Hernandez joined the Company on March 1, 2000 as Vice President Controller. He previously served as President and CEO of Hospital Dr. Pila from 1992 to 2000. Prior thereto, he served as a Senior Manager at Deloitte & Touche LLP from 1980 to 1992.

     Andres Morgado, CPA -- Mr. Morgado joined the Company on August 21, 2000 as President Trust Division. He previously served as Executive Vice President of Oriental Financial Group from 1990 to 2000. Prior thereto, he served as Chief Operating Officer and Trust Officer of Commercial Trust Company, Inc. from June 1988 to February 1990; Vice President Investments of Drexel Burnham Lambert Puerto Rico from April 1987 to June 1988; and Tax Manager at Deloitte & Touche LLP from 1979 to 1987.

     William Vidal, Esq. -- Mr. Vidal joined the Company on June 26, 2000 as First Vice President of North Region. He previously had a sole-practitioner law firm from 1978 to 2000 and served as General Legal Counselor of the Company from 1985 to 2000.

EXECUTIVE COMPENSATION

     Summary Compensation. The following table sets forth information concerning compensation for the three years ended December 31, 2000, 1999 and 1998 for services rendered in all capacities to the Company and Westernbank by the President and Chief Executive Officer and the four other highest paid executive officers (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                            ANNUAL COMPENSATION               AWARDS
                                    -----------------------------------    ------------
                                                              OTHER         SECURITIES
                                                              ANNUAL        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY(1)   BONUS(2)   COMPENSATION      OPTIONS      COMPENSATION(7)
---------------------------  ----   ---------   --------   ------------    ------------   ---------------
Frank C. Stipes, Esq.......  2000   $292,500    $872,500     $50,952(3)     1,260,000         $17,622
  Chairman of the            1999    241,500     722,500          --               --          27,508
  Board, Chief Executive     1998    178,500     616,667          --               --          23,275
  Officer and President
Freddy Maldonado...........  2000    244,833     298,833          --          630,000          16,370
  Chief Financial            1999    189,192     258,833          --               --          13,751
  Officer, Vice President    1998    135,000     252,500          --               --          22,107
  of Finance and
  Investment
Pedro R. Dominguez.........  2000    147,353     255,583      50,000(4)       210,000           8,684
  First Vice President --    1999    117,769     220,583      65,169(4)            --          13,779
  Southern Region            1998     89,000     220,417      42,494(4)            --          18,381
Ricardo Hernandez, CPA.....  2000    115,681     260,308      30,184(5)        50,000              --
  Vice President
  Comptroller
Andres Morgado, CPA........  2000     73,808     100,000     180,565(6)        50,000              --
  President Trust
  Division

---------------

* Notes attached at page 15.

     Option Grants. The following table contains information concerning the stock options granted to the named executive officers during fiscal year 2000. None of these options were exercised in 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                            INDIVIDUAL GRANTS
                                                     -------------------------------
                                        NUMBER             % OF
                                          OF           TOTAL OPTIONS
                                      SECURITIES        GRANTED TO
                                      UNDERLYING         EMPLOYEES       EXERCISE OR
                                        OPTIONS          IN FISCAL       BASE PRICE    EXPIRATION      GRANT DATE
NAME                                  GRANTED(1)          YEAR(%)         ($/SHARE)       DATE      PRESENT VALUE(2)
----                                 -------------   -----------------   -----------   ----------   ----------------
Frank C. Stipes, Esq...............    1,260,000           54.9%             $10        1/28/10        $3,458,000
Freddy Maldonado...................      630,000           27.4               10        1/28/10         1,729,000
Pedro Dominguez....................      210,000            9.2               10        1/28/10           576,000
Ricardo Hernandez, CPA.............       20,000            0.9               10        3/24/10            55,000
                                          30,000            1.3               10        6/30/10            82,000
Andres Morgado, CPA................       50,000            2.2               10        6/30/10           137,000

---------------

* Notes attached at page 15.

     Option Repricing. The following table contains information concerning stock options of named executive officers repriced during 2000. An explanation of the repricing is set forth below in "Report On Executive Compensation."

                           TEN-YEAR OPTION REPRICINGS

                                                                                                      LENGTH OF
                                               NUMBER OF       MARKET                                  ORIGINAL
                                              SECURITIES      PRICE OF       EXERCISE                OPTION TERM
                                              UNDERLYING      STOCK AT       PRICE AT                 REMAINING
                                                OPTIONS       TIME OF        TIME OF        NEW        AT DATE
                                  REPRICING   REPRICED OR   REPRICING OR   REPRICING OR   EXERCISE   OF REPRICING
NAME                                DATE        AMENDED      AMENDMENT      AMENDMENT      PRICE     OR AMENDMENT
----                              ---------   -----------   ------------   ------------   --------   ------------
Frank C. Stipes, Esq............   6/30/00     1,260,000       $8.25           $13          $10      9.42 years
  Chairman of the Board, Chief
  Executive Officer and
  President
Freddy Maldonado................   6/30/00       630,000        8.25            13           10      9.42
  Chief Financial Officer and
  Vice President of Finance and
  Investments
Pedro Dominguez.................   6/30/00       210,000        8.25            13           10      9.42
  Vice President for the
  Southern Area
Ricardo Hernandez...............   6/30/00        20,000        8.25            13           10      9.75
  CPA, Vice President Controller

     Severance Payment Agreements. On June 28, 1996, the Company entered into two year severance payment agreements with Messrs. Alfredo Pagan, Freddy Maldonado and Pedro R. Dominguez (the "Executives"). The Company also entered into similar contracts with Mr. Ricardo Hernandez on March 1, 2000, Mr. William Vidal on June 26, 2000, and Mr. Andres Morgado on August 21, 2000. On each anniversary of the date of commencement of the agreements, the term of employment of each of the Executives shall automatically be extended for one-year unless written notice from the Company is received not less than 60 days prior to the anniversary date advising the other party that the agreement shall not be further extended.

     The Executives' agreements provide for severance payments in connection with an involuntary termination after a change in control or a voluntary termination of employment where for good reason, subsequent to a change in control of the Company, any of the Executives is assigned duties inconsistent with his position, duties, responsibilities and status.

     For purposes of the agreements, "good reason" shall include a material reduction in the position, status, authority, duties, responsibilities, compensation, perquisites, conditions of employment, or location of employment of the employee from those that existed before the change in control. Unless the Company, within ten working days of the date of such notice of resignation, rejects the employee statement that the "good reason" exists, the employee shall be conclusively deemed to have voluntarily resigned with "good reason." If the Company rejects the employee's statement that "good reason" exists, the dispute shall be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association, and the Company shall have the burden of proving that such rejection of the employee's statement was proper.

     For the purposes of the agreements, a change in control shall be deemed to have occurred if:

          (i) 33% or more of ownership control, power to vote or beneficial ownership of any class of voting securities of the Company is acquired by any person, either directly or indirectly or acting through one or more other persons;

          (ii) any person (other than any person named as a proxy in connection with any solicitation on behalf of the Board) holds revocable or irrevocable proxies as to election or removal to three or more Directors of the Company, for 33% or more of the total voting shares of the Company;

          (iii) any person has received all applicable regulatory approvals to acquire control of the Company;

          (iv) any person has commenced a cash tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 33% or more of the total number of voting shares of the Company, whether or not any requisite regulatory approval for such acquisition has been received, provided that a change in control will not be deemed to have occurred under this clause unless the Board has made a determination that such action constitutes or will constitute a change in control; or

          (v) as a result of or in connection with, any cash tender or exchange offer, merger or any other business combination, sale of assets or contested election or any combination of the foregoing transactions, (a) the persons who were Directors of the Company before such transaction shall cease to constitute at least a majority of the Board of its successor or
     (b) the persons who were stockholders of the Company immediately before such transaction do not own more than 50% of the outstanding voting stock of the Company or its successor immediately after such transaction.

     If employment were terminated under such circumstances following a change in control, or for "good reason" (as defined above), the following amounts would be payable to Messrs. Maldonado, Dominguez, Pagan, Hernandez, Vidal and Morgado, respectively: $500,000, $500,000, $259,233, $500,000, $500,000 and $500,000. The
special compensation to be received for termination of employment in connection with a change in control pursuant to this agreement shall not in any event exceed $500,000 for each executive.

     Amended Retirement Plan For Directors. In January 1988, the Company established a Retirement Plan for Directors who were not Executive Officers. This plan was substantially amended in February 24, 1989, to limit the pension benefits to Directors who were founders of the Company who at that time had attained the age of 50 years and had served for twenty-five consecutive years on the Board. As of the date of the amendment only the following three founder Directors (since 1958) qualified for retirement benefits under the Amended Plan:
Mr. Luis A. Rechani Agrait, 86 years of age, Mr. Juan E. Vilella, 88 years of age, and Mr. Jesus M. Guzman, 71 years of age. By approving the amendment, the other Directors who were not executive officers waived and renounced their pension benefits under the plan.

     Pursuant to the Amended Retirement Plan, 30 days after his or her resignation or termination as a Director, a participating Director is entitled to a monthly pension benefit for the remainder of his or her life, and if he or she should die prior to the end of his or her tenth year of retirement, his or her heirs shall continue to receive fifty percent of the pension benefit which otherwise would have been payable until the end of the tenth year following the Director's retirement. In July 1989, Messrs. Jesus Guzman and Luis A. Rechani Agrait retired from the Board of Directors and began to receive retirement benefits under the plan. In June

1992, Mr. Juan E. Vilella retired from the Board of Directors and began to receive retirement benefits under the Plan. Messrs. Luis A. Rechani Agrait and Juan E. Vilella died during 1994. Mr. Vilella's heirs will continue to receive benefits until 2002. The plan was unfunded as of December 31, 2000.

     Profit Sharing/1165(e) Plan for Employees of W Holding Company, Inc. The Company maintains a non-contributory profit sharing plan ("Profit Sharing Plan") which covers substantially all employees and which provides for retirement and disability benefits. The Profit Sharing Plan is self-administered with the retention of professional administrative services. All the contributions to the Profit Sharing Plan, which are held in trust, are commingled and invested on a pooled basis. The trustees of the Profit Sharing Plan are Messrs. Stipes, Maldonado and Dominguez. The shares of common stock of the Company held by Mr. Stipes, Mr. Maldonado and Mr. Dominguez are set forth in the Beneficial Ownership table.

     Participants in the Profit Sharing Plan will be vested upon completing five years of service with the Company, with no vesting prior to such time. The Profit Sharing Plan complies with amendments to the Age Discrimination in Employment Act of 1987 that mandate the elimination of provisions that require the retirement of employees at any age. Provisions in the Profit Sharing Plan allow withdrawals after five years, provided certain substantial conditions or restrictions are met.

     The Company shall contribute each fiscal year to the Plan out of its current or accumulated after-tax net profit such amount as shall be determined by the Board of Directors of the Company. Notwithstanding the foregoing, however, the Company's contribution for any fiscal year shall not exceed the maximum amount allowable as a deduction to the Company under the provisions of
Section 23 (p)-2 of the Puerto Rico Income Tax Act of 1954, as amended, or as replaced from time to time. All contributions by the Company shall be made in cash or in such property as is acceptable to the Trustee.

     As of each Anniversary Date, the Profit Sharing Contribution and any previously unallocated forfeitures of Employer Profit Sharing Contributions shall be allocated to the account of each Participant who is eligible to share in the same ratio that such Participant's credited points for the calendar year bear to the total credited points of all such Participants for such year. On each Anniversary Date, the credited points for each Participant shall be determined on the basis of the following schedule:

                                                                            FOR EACH FULL AND
                                                                               FRACTIONAL
                                                                              $100 OF TOTAL
                                                          FOR EACH            COMPENSATION
                                                          COMPLETE       PAID TO THE PARTICIPANT
YEARS OF SERVICE                                       YEAR OF SERVICE    IN THE CALENDAR YEAR
----------------                                       ---------------   -----------------------
0-5..................................................         2                     1
6 or more............................................         3                     1

     For purposes of eligibility, a Year of Service means a 12-month period, beginning on the date of hire, during which employees are paid, or entitled to payment, for 1,000 or more hours of employment. If they do not meet the 1,000 hours requirement in the first 12 months after their date of hire, they will be credited with a Year of Service for any Plan Year which begins after their date of hire during which they are credited with 1,000 or more hours.

     A Year of Service, for purposes of vesting, means a Plan Year during which employees were credited for 1,000 or more hours.

     A total of $414,381 was distributed to certain participants in the Profit Sharing Plan in 2000. The Company contributed $250,000 to the Plan in 2000.

     Effective January 1, 1995, the Company added to its Profit Sharing Plan a defined contribution plan under section 1165(e) of the Puerto Rico Treasury Department Internal Revenue Code, covering all full-time employees of the Company who have one year of service and are twenty-one years of age or older. The Company shall give each prospective eligible employee written notice of his eligibility to participate in the Plan in sufficient time to enable such prospective eligible employee to submit an application for participation in the Plan prior to the quarter in which he or she first becomes an eligible employee. Under the provisions of this Plan, participants may contribute each year from 2% to 10% of their compensation after deducting social security, up to a specific maximum established by law. The Company contributes 50 percent of the first 6 percent of base compensation that a participant contributes to the Plan. Participants are immediately vested in their contributions plus actual earnings thereon. The Company's contributions plus actual earnings thereon are 100 percent vested after five years of credited service. In case of death and disability, a participant will be 100 percent vested regardless of the number of years of credited service. The Company's contribution for the year ended December 31, 2000 was $236,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Under rules established by the SEC, public corporations are required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer and the four other most highly compensated executive officers (compensation of $100,000 and over). The disclosure requirements for the named executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals.

     At present, the executive compensation program is comprised of salary, one month's salary as a Christmas bonus and other employee benefits typically offered to executives. The Company also grants a special performance bonus to certain executive officers, including the Chief Executive Officer. Such bonus is granted after an assessment of the Company's performance and growth is made for the year, both individually and compared to its peer group, which includes among other factors, return on average assets, return on average equity, stock price behavior and the Company's regulatory classification and asset quality. With regard to compensation affecting the Chief Executive Officer, the non-employee members of the Board of Directors act as the approving body, with the Chief Executive Officer not participating in the decision process. The Chief Executive Officer's salary is revisable periodically based on market average for such responsibilities and the Company's net income, delinquency ratio, stability and soundness of operations. For this purpose, the Board revises applicable information for comparable positions in bank holding companies of similar size and operating conditions in Puerto Rico. Presently, salary revisions for all executive officers and employees, excluding that of the Chief Executive Officer, are made every eighteen months.

     In June 2000, the Board repriced 1,260,000, 630,000, 210,000 and 20,000 stock options granted to Messrs. Stipes, Maldonado, Dominguez and Hernandez, respectively, reducing the exercise price from $13.00 per share to $10.00 per share. The repriced options were originally granted to Messrs. Stipes, Maldonado and Dominguez on January 28, 2000 and to Mr. Hernandez on March 24, 2000. The closing per share price of the Company's stock reported on the Nasdaq was $10.00 and $11.1875 on January 28, 2000 and March 24, 2000, respectively. The options originally were granted at an exercise price over the then market price of the shares. The premium to market was set at a relatively greater amount because in periods prior to the option grants, the Company common stock had been trading at levels higher than the reported levels at the time of the grants. However, as of mid-2000, the Board determined that the trading levels of the common stock were consistently lower than that of early to mid-1999, and that the level of the premium over market price for the recently granted options was too high to obtain the original intent of the grants. Accordingly, the options were repriced to an exercise price of $10.00 per share, compared to the then-closing price on Nasdaq of $8.25 per share.

     The Executive Compensation Committee is composed of the following directors:

                        EXECUTIVE COMPENSATION COMMITTEE

                                Frank C. Stipes
                            Fredeswinda F. Frontera
                                 Cesar A. Ruiz
                               Cornelius Tamboer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's executive compensation program is administered by the Board of Directors composed of the non-employee directors, along with Mr. Stipes who recused himself from participating in the decision process relating to his own compensation. None of these non-employee directors nor Mr. Stipes have any interlocking or other relationship that would call into question his or her independence. The executive compensation is aligned and administered to support the Company's position in the community.

AUDIT COMMITTEE REPORT

     The Board of Directors has created an Audit Committee consisting of three directors. The Audit Committee is responsible for nominating the Company's independent auditors for approval by the Board of Directors, reviewing the scope, results and costs of the audit with the Company's independent auditors and reviewing the financial statements and audit practice of the Company. During fiscal 2000, the Audit Committee held 10 meetings. A copy of the Audit Committee's charter is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

                                AUDIT COMMITTEE
                            Fredeswinda G. Frontera
                               Cornelius Tamboer
                                 Cesar A. Ruiz

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's conflict of interest policy permits only a first mortgage to be executed by the Company to directors and executive officers over their primary residence. Home equity second mortgages are not permitted. No officer, director or employee may have any other type of loan or indebtedness with the Company, except for a credit card, unless such loan or indebtedness is fully cash collateralized. As of December 31, 2000, all loans made by Westernbank to the directors or executive officers of the Company were in compliance with these requirements, except for two real estate loans to Mr. William Vidal with an aggregate outstanding principal balance of $338,350, that were outstanding prior to Mr. Vidal's joining the Company and that are fully collateralized by real estate.

     At December 31, 2000, all loans to directors and executive officers were made (i) in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

LEGAL PROCEEDINGS

     There are no material proceedings to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information as of February 28, 2001 with respect to the amount of the Company's common stock beneficially owned by each director of the Company, each nominee for election as a director, each of the named executive officers, by all directors and executive officers of the Company as a group and by each person believed by the management to be the beneficial owner of more the 5% of the outstanding common stock of the Company.

                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                                      OWNERSHIP(1)    OF CLASS
------------------------                                      ------------    --------
Ileana G. Carr..............................................    5,698,180(2)   13.59%
  Honorary Directress
  Cerro Las Mesas
  Carr. 349
  Mayaguez, Puerto Rico
Fredeswinda G. Frontera.....................................    4,839,516(3)   11.54%
  Directress
Cornelius Tamboer...........................................    1,636,035(4)    3.90%
  Director
Frank C. Stipes, Esq. ......................................    1,362,925(5)    3.25%
  Chairman of the Board, President and
  Chief Executive Officer
Freddy Maldonado............................................      597,227(6)    1.42%
Pedro Dominguez.............................................      192,000(7)       *
  Director
Lcdo. William Vidal, Esq. ..................................       16,006(8)       *
Ricardo Hernandez, CPA......................................       15,822(9)       *
Cesar A. Ruiz...............................................       15,000          *
  Director
Andres Morgado, CPA.........................................           --         --
All Directors and Executive Officers as a Group.............   14,413,311      34.38%

---------------

 * Represents less than 1% of the outstanding common stock.
** Notes attached at page 15.

              PERFORMANCE OF W HOLDING COMPANY, INC. COMMON STOCK

     The following graph compares the total cumulative returns (including reinvestment of dividends) of $100 invested on December 31, 1995 in (a) common stock of W Holding Company, Inc. (b) Nasdaq Stock Market (US Companies) and (c) Nasdaq Bank Stocks.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
           PERFORMANCE GRAPH FOR W HOLDING COMPANY, INC. COMMON STOCK

                                                                             NASDAQ STOCK MARKET (US
                                                 W HOLDING COMPANY, INC.           COMPANIES)              NASDAQ BANK STOCKS
                                                 -----------------------     -----------------------       ------------------
12/29/1995                                               $201.40                     $141.30                     $149.00
12/29/1996                                               $443.00                     $173.90                     $196.70
12/31/1997                                               $971.10                     $213.10                     $329.40
12/31/1998                                               $1303.2                     $300.30                     $327.10
12/31/1999                                               $866.90                     $542.40                     $314.40
12/31/2000                                               $492.40                     $237.60                     $241.10

---------------

(A) The lines represent monthly index levels derived from compounded daily returns that include all dividends.

(B) The indexes are reweighted daily, using the market capitalization on the previous trading day.

(C) If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

(D)  The index level for all series was set to $100.00 on 12/31/95.

(E) If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

(F)  The index level for all series was set to $100.00 on 12/31/95.

                                   PROPOSAL 2

                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2001, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the annual meeting. Deloitte & Touche LLP has served continuously as independent auditors for the Company since 1985.

     The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients.

     Deloitte & Touche LLP will have a representative at the annual meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year was $159,000 (includes $21,000 of out-of-pocket expenses).

FINANCIAL INFORMATION SYSTEMS, DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Deloitte & Touche LLP for professional services related to Financial Informational Systems, Design and Implementation for the Company for the fiscal year ended December 31, 2000.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2000 was $91,000.

     The Audit Committee of the Board of Directors has considered whether the provision of the services covered by "All Other Fees" is compatible with maintaining the independence of Deloitte & Touche LLP.

     The percentage of hours expended on Deloitte & Touche LLP's engagement to audit the Company's financial statements for the year ended December 31, 2000 by persons other than Deloitte & Touche LLP's full-time, permanent employees was not greater than 50%.

REQUIRED VOTE

     The affirmative vote of the majority of the votes cast on the matter either in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for fiscal 2001.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     THE RATIFICATION OF THE APPOINTMENT OF
         DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR FISCAL 2001

                  DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal intended for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2002 annual meeting of stockholders must be received by the Company's Secretary, Cesar Ruiz, W Holding Company, Inc., P.O. Box 1180, Mayaguez, Puerto Rico 00687 by December 12, 2001, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time.

     In addition, the Company's Bylaws require that notice of new business and/or nominations for director be delivered to the Secretary of the Company at least 150 days prior to the date of the annual meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, file initial reports of ownership and reports of changes in ownership of Common Stock other equity securities of the Company with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     The table below shows the officers and directors who during 2000 inadvertently filed overdue Section 16(a) reports covering the following number of transactions in the Company's securities:

NAME                                                          LATE REPORTS   TRANSACTIONS
----                                                          ------------   ------------
Angel Luis Rosas*...........................................       1              1
Cornelius Tamboer...........................................       1              1
Fredeswinda Garcia..........................................       1              1

---------------

* Retired director

                                 OTHER MATTERS

     Management is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has engaged the firm of Morrow & Co., Inc. to aid in the solicitation of proxies. The cost of solicitation of proxies will be borne by the Company and is estimated at $6,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock.

                  NOTES TO SUMMARY COMPENSATION, OPTION GRANT
                        AND BENEFICIAL OWNERSHIP TABLES

SUMMARY COMPENSATION TABLE

     (1) Includes amounts deferred by the individual pursuant to the Company's 1165(e) Plan.

     (2) Includes a special performance bonus granted at year end and the Christmas Bonus that is granted under Puerto Rico legislation. The Company has normally granted one month of salary as Christmas Bonus.

     (3) Includes a $32,500 allowance attributable to business relationships and representation expenses. In addition includes certain expenses attributable to the use of an automobile owned by the Company.

     (4) Includes a $26,000, $20,500 and $12,000 allowance attributable to business relationships and representation expenses, and a $24,000 living allowance for the years 2000, 1999 and 1998, respectively.

     (5) Includes a $20,462 allowance attributable to business relationships and representation expenses. In addition includes certain expenses attributable to the use of an automobile owned by the Company.

     (6) Includes a $17,565 allowance attributable to business relationships and representation expenses. In addition includes $163,000 for a three year non-compete agreement.

     (7) Represents employer contribution corresponding to the named person for the profit sharing/1165(e) plan; which covers substantially all employees and provides for retirement and disability benefits.

OPTION GRANTS IN LAST FISCAL YEAR

     (1) The options are vested 20% per year and will be 100% vested at the end of the five year period. In the event the Company shall consolidate with, merger into, or transfer all or substantially all of its assets to another corporation, then all options granted under these Plans shall become immediately exercisable. The option exercise price is not adjustable over the 10-year term of the options except due to stock splits and similar occurrences affecting all outstanding stock.

     (2) Estimated on the grant date using the Black-Scholes option pricing model with the following weighted average assumptions: (1) the dividend yield was 2.42%; (2) the expected life was 7 years; (3) the expected volatility was 37.00%; and (4) the risk-free interest rate was 6.15%. The weighted market price of the stock at the grant date was $8.25.

BENEFICIAL OWNERSHIP

     (1) Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission made pursuant to the Securities Exchange Act of 1934, as amended. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

     (2) Includes 85,200 shares owned by Mrs. Carr's husband.

     (3) Includes 262,915 shares owned by Mrs. Frontera's spouse and children. Mrs. Frontera also owns 56,000 shares or 4.59% of the Company's 7.125% Non-Cumulative, Convertible Monthly Income Preferred Stock, 1998 Series A (the "Series A Preferred Stock").

     (4) Includes 707,480 shares of common stock owned by Prota Construction, S.E. of which Mr. Tamboer is the holder of 100% interest and has full voting power, and 40,010 shares of common stock owned by Tamrio, Inc., of which Mr. Tamboer is the holder of 50% interest and has shared voting power. Mr. Tamboer also owns 20,000 shares or 1.64% of the Company's Series A Preferred Stock.

     (5) Includes 10,425 shares of common stock owned by Mr. Stipes' daughter and 252,000 vested stock options. Mr. Stipes also owns 60,000 shares or 4.92% of the Company's Series A Preferred Stock.

                  NOTES TO SUMMARY COMPENSATION, OPTION GRANT
                 AND BENEFICIAL OWNERSHIP TABLES -- (CONTINUED)

     (6) Includes 28,623 shares of common stock owned by Mr. Maldonado's daughters and 126,000 vested stock options.

     (7) Includes 42,000 vested stock options.

     (8) Mr. Vidal also owns 1,000 shares or 0.08% of the Company's Series A Preferred Stock.

     (9) Includes 4,000 stock options that vest within 60 days after February 28, 2001.

APPENDIX A

                            W HOLDING COMPANY, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                    STATEMENT OF DUTIES AND RESPONSIBILITIES

STATEMENT OF POLICY

     The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibility of monitoring the quality and integrity of the accounting, auditing and reporting practices of the bank, the compliance by the bank with legal and regulatory requirements and the independence and performance of the bank's internal and external auditors. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the bank. The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     The Audit Committee shall review and assess the adequacy of this Charter annually and recommendations for updates made to the Board for approval.

COMPOSITION

     The Audit Committee shall be comprised of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for servicing on audit committees as set forth in the corporate governance standards of the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers
(NASD). The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors.

RESPONSIBILITIES

     The Audit Committee's primary responsibilities include:

          1. Recommend to the board the independent accountant to be selected or retained to audit the financial statements of the bank. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

          2. Evaluate together with the board the performance of the independent auditor and recommend their discharge when circumstances warrant.

          3. Oversee the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

          4. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 related to the conduct of the audit.

          5. Review the audited financial statements and discuss these with management and the independent auditor. These discussions shall include considerations of the quality of the bank's accounting principles as applied in its financial reporting, including review of significant estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendations to the board as to the inclusion of the bank's audited financial statements in the bank's annual report on Form 10-K.

          6. Review the appointment and replacement of the senior internal audit executive.

          7. Provide guidance and oversight to the internal audit activities of the bank including reviewing the organization, plans and results of such activities.

          8. Review with management and the independent auditor the quarterly financial information prior to the bank's filing of Form 10-Q. The committee or its chairperson may perform this review.

          9. Discuss with management, the internal auditors and the external auditors the quality and adequacy of the bank's internal controls.

          10. Report audit committee activities to the full board and issue annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

          11. Perform any other activities consistent with this Charter, the Corporation's By Laws and governing law, as the committee or the Board deems necessary or appropriate.

                            (W HOLDING COMPANY LOGO)

                             W HOLDING COMPANY, INC

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
              COMPANY FOR ANNUAL MEETING TO BE HELD ON MAY 8, 2001

         The undersigned, being a stockholder of W Holding Company, Inc (the"Company"), hereby appoints Frank C. Stipes and Freddy Maldonado, or either of them, with full power of substitution in each, as proxies and hereby authorizes such proxies, or either of them, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 1:30 p.m. on May 8, 2001 at Best Western Mayaguez Resort & Casino, located at Road 104, Km 0.3, Mayaguez, Puerto Rico, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the following instructions. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR PREFERENCES UNLESS YOU SIGN AND RETURN THIS CARD.

(Continued and to be signed on the reverse side)

                                               W HOLDING COMPANY, INC.
                                               P.O. BOX 11049
                                               NEW YORK, N.Y. 10203-0049

                                                              PLEASE DETACH HERE
                                  YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                                    BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE



                             DETACH PROXY CARD HERE

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no direction is otherwise made, this proxy will be voted FOR the nominee listed in proposal 1, FOR proposal 2, and in the discretion of the named proxies to any other matters properly presented at the meeting. This proxy may be revoked at any time before it is voted by delivery to the Secretary of the Company of either a written revocation of this proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

1. To elect the following nominee to serve for three-year terms on the Board of   2. To ratify the appointment of Deloitte & Touche
   Directors.                                                                        LLP, as independent auditors of the Company
   Nominee: Pedro R. Dominguez                                                       for the fiscal year ending December 31, 2001

       FOR                WITHHOLD           TO VOTE FOR
     NOMINEE  [ ]        AUTHORITY  [ ]     NOMINEE EXCEPT   [ ]                  FOR  [ ]         AGAINST  [ ]      ABSTAIN [ ]
                          TO VOTE            AS INDICATED
                        FOR NOMINEE          ON THE LINE
                                                BELOW

-----------------------------------------------------------
                                                                                  MARK HERE FOR ADDRESS  [ ]
                                                                                  CHANGE AND NOTE AT LEFT

                                                                                  THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.


                                                                                  Please sign your name exactly as it appears
                                                                                  hereon. Joint owners should each sign.
                                                                                  When signing as attorney, executor,
                                                                                  administrator, trustee or guardian, please give
                                                                                  full title as such.

                                                                                  Dated: _____________________________________,2001


                                                                                  _________________________________________________
                                                                                                      Signature

                                                                                  _________________________________________________
                                                                                                      Signature


                                                                                  Votes must be indicated
REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS,      (x) in Black or Blue ink [X]
PLEASE EXECUTE YOUR PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.